SCHEDULE OF PREPAID EXPENSE AND OTHER CURRENT ASSETS (Details) - USD ($) $ in Thousands	Dec. 31, 2024	Dec. 31, 2023
Prepaid Expenses And Other Current Assets
Value-added tax receivable	$ 1,614	$ 1,547
Prepaid income taxes	4,476	3,165
Advances to suppliers	3,515	3,541
Prepaid expenses	485	565
Insurance recoveries		4,984
Other current assets	1,390	1,603
Total	$ 11,480	$ 15,405